323725986
323725986
Home Eq
Ameriquest
2
DELINQ(149/149)
MI 4/1/2005 Drive-By BPO
7/21/2005
$119,000.00
$110,000.00
$25,000.00
$24,992.01
100.84%
109.08%
-7.56% 7/7/2005
$95,000.00
Summary:
10/31/2005 10:09:57 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323725994
323725994
Home Eq
Ameriquest
2
DELINQ(119/119)
TX 4/1/2005 Drive-By BPO
8/15/2005
$106,000.00
$99,900.00
$25,000.00
$24,984.97
99.94%
106.03%
-5.75% 7/7/2005
$80,940.00
Summary:
10/31/2005 11:46:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323726315
323726315
Home Eq
Ameriquest
2
DELINQ(119/119)
SC 5/1/2005 Drive-By BPO
9/1/2005
$106,000.00
$83,600.00
$25,000.00
$24,946.91
99.95%
126.66%
-21.13% 7/7/2005
$80,944.00
Summary:
10/31/2005 11:38:46 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323727594
323727594
Home Eq
Ameriquest
2
DELINQ(149/149)
IL 3/1/2005 Drive-By BPO
7/18/2005
$140,000.00
$125,000.00
$28,000.00
$27,981.53
99.93%
111.91%
-10.71% 7/7/2005
$111,908.00
Summary:
10/31/2005 10:11:11 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323728386
323728386
Home Eq
Ameriquest
2
DELINQ(149/149)
UT 3/1/2005 Drive-By BPO
7/13/2005
$158,000.00
$145,000.00
$31,600.00
$31,581.33
100.00%
108.95%
-8.22% 7/7/2005
$126,400.00
Watch List Report
Date: 10/31/2005 3:36:45 PM Deal Number: SAIL 2005-HE1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 3 (12 records returned)
Summary:
10/31/2005 11:42:24 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323729194
323729194
Home Eq
Ameriquest
2
DELINQ(149/149)
CO 4/1/2005 Drive-By BPO
7/21/2005
$175,000.00
$152,600.00
$35,000.00
$34,971.33
99.90%
114.54%
-12.80% 7/7/2005
$139,829.00
Summary:
10/31/2005 10:11:38 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323729756
323729756
Home Eq
Ameriquest
2
DELINQ(119/119)
CO 3/1/2005 Drive-By BPO
8/30/2005
$186,000.00
$144,900.00
$37,200.00
$37,166.85
99.87%
128.18%
-22.09% 7/7/2005
$148,567.00
Summary:
10/31/2005 11:41:58 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323729921
323729921
Home Eq
Ameriquest
2
DELINQ(149/149)
MS 4/1/2005
8/31/2005
Drive-By
Appraisal
7/15/2005
$190,000.00
$175,000.00
$38,000.00
$37,920.17
99.82%
108.32%
-7.89% 7/7/2005
$151,651.00
Summary:
10/31/2005 10:19:34 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323730309
323730309
Home Eq
Ameriquest
2
DELINQ(89/89)
CO 5/1/2005
9/13/2005
Drive-By BPO
8/5/2005
$197,500.00
$187,500.00
$39,500.00
$39,476.58
100.00%
105.32%
-5.06% 7/12/2005
$158,000.00
Summary:
10/31/2005 10:14:56 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan. This loan is a secon dlien piggy back behind a first lien - loan 323767426 which is also in this pool.
323735159 2 TX 5/1/2005 Drive-By BPO $294,000.00 $58,800.00 100.00% -22.78% 7/7/2005
Watch List Report
Date: 10/31/2005 3:36:45 PM Deal Number: SAIL 2005-HE1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 2 of 3 (12 records returned)
323735159
Home Eq
Ameriquest
DELINQ(149/149) 8/18/2005 $227,000.00 $58,800.00 129.51% $235,199.00
Summary:
10/31/2005 10:15:54 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323739672
323739672
Home Eq
Ameriquest
2
DELINQ(149/149)
OH 5/1/2005 Drive-By BPO
8/23/2005
$410,000.00
$245,900.00
$82,000.00
$82,000.00
100.00%
166.73%
-40.02% 7/7/2005
$328,000.00
Summary:
10/31/2005 10:16:56 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
323744615
323744615
Home Eq
Ameriquest
2
DELINQ(119/119)
IL 5/1/2005 Drive-By
Appraisal
8/10/2005
$549,000.00
$440,000.00
$109,800.00
$109,763.85
99.94%
124.69%
-19.85% 7/7/2005
$438,874.00
Summary:
10/31/2005 10:18:08 AM CHARLIE
The servicer has determined that there is not sufficient equity for them to pursue foreclosure for this property. Additionally, they have also made a decision to stop advancing on this loan.
Watch List Report
Date: 10/31/2005 3:36:45 PM Deal Number: SAIL 2005-HE1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (12 records returned)
Watch List Report
Date: 10/31/2005 3:36:45 PM Deal Number: SAIL 2005-HE1 Report As of: 9/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation
Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 3 of 3 (12 records returned)